Notes payable	12 Months Ended
Dec. 31, 2011
Notes payable

7. Notes payable

In May 2011, the Company received proceeds from a bridge loan of $250,000 from two unrelated individuals at 12% interest. The loan is secured by shares of common stock owned by the CEO of the Company and due on August 31, 2011 and verbally extended to March 7, 2012. In July 2011, the Company received proceeds from a second bridge loan of $340,000 from three unrelated individuals at 10% interest. The loan is unsecured and due on September 30, 2011 verbally extended to November 30, 2011 the loans were paid in full in December 2011. The balance of the loans outstanding at December 31, 2011 is $250,000.

The Company secured a note for a maximum $850,000 with a stockholder. The note has an assignment of the production receivable of $981,203. The interest rate is 12% plus a processing and loan fees to be determined by the usage of the line and length of the outstanding balance. The note was paid in full at December 31, 2011.